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                                                                  Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation of our reports included in this Form 8-K, as amended, into Inverness Medical Innovations, Inc.'s previously filed Registration Statement File Nos. 333-67392, 333-74032, 333-85402 and 333-85658.

/s/ AMPER, POLITZINER & MATTIA P.A.


April 24, 2002
Edison, New Jersey